Exhibit 99.2

Toyota Business Highlights Q1FY2022 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U.S. light vehicle SAAR figure for July 2021 came in at 14.8M units, up from July 2020 at 14.5M units. • Toyota U . S . reported July 2021 sales of 225 , 022 units, an increase of 27 . 9 % on a daily selling rate (DSR) basis and 32 . 8 % on a volume basis versus July 2020 . • Toyota division reported July 2021 sales of 193 , 855 units, an increase of 27 . 8 % on a DSR basis and 32 . 7 % on a volume basis versus July 2020 . • Lexus division reported July 2021 sales of 31 , 167 units, an increase of 28 . 0 % on a DSR basis and 33 . 0 % on a volume basis versus July 2020 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. 300 250 200 150 100 50 0 6 11 16 21 Ju l - 16 Oc t - 16 Jan - 17 A p r - 17 Jul - 17 O c t - 17 Jan - 18 A p r - 18 Jul - 18 Oc t - 18 Jan - 19 Ap r - 19 Jul - 19 Oc t - 19 Jan - 20 A p r - 20 Jul - 20 O c t - 20 Jan - 21 A p r - 21 Jul - 21 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales July 2016 - July 2021 S A AR Toyota U.S. Sales 193,855 31,167 Toyota U.S. July 2021 Vehicle Sales Toyota Division Lexus Division TMC Consolidated Financial Performance Q1 FY22 Q1 FY21 Sales Revenues ¥7 , 935 , 55 8 ¥4 , 600 , 79 6 Operating income 997 , 48 9 13 , 92 0 Net income attributable to TMC 897 , 83 2 158 , 84 3 TMC Consolidated Balance Sheet Q1 FY22 Q1 FY21 Current assets ¥21,424,490 ¥20 , 442 , 66 1 Receivables related to financial services 12,739,826 10 , 782 , 41 0 Investments and other assets 15,928,818 14 , 013 , 76 0 Property, plant and equipment, net 11,558,015 10 , 677 , 70 6 Total assets ¥61,651,149 ¥55 , 916 , 53 7 Liabilities ¥36,634,248 ¥34 , 408 , 87 0 Shareholders' equity 25,016,901 21 , 507 , 66 7 Total liabilities and shareholders' equity ¥61,651,149 ¥55 , 916 , 53 7 Operating Income by Geographic Region Yen in billions Q1 FY22 Q1 FY21 Japan ¥519 ¥77 North America 249 (69) Europe 30 (22) Asia 167 43 Other‡ 65 (12) Elimination (32) (4) *Bar chart represents vehicles sales as % of Top 5 Models sales TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Yen in millions North America 519 187 Europe 199 82 Asia 324 109 Ot h e r ‡ 11 2 23 Sales (units) Q1 FY22 Q1 FY21 Japan North America Europe Asia 500 661 281 365 385 285 141 182 Ot h e r ‡ 34 0 166 Units in thousands Production (units) Q1 FY22 Q1 FY21 J a p a n 1 , 02 5 679 Ju l - 20 Ju l - 21 Jul - 21 Jul - 20 RAV4 41,145 36,323 CAMRY 32,959 22,792 COROLLA 25,778 17,564 HIGHLANDER 24,673 18,128 TACOMA 23,588 17,412 Toyota U.S. July Vehicles Sales Toyota Division Top 5 Models Ju l - 20 Ju l - 21 Jul - 21 Jul - 20 RX 11,307 8,800 NX 6,827 4,726 ES 4,669 3,868 IS 2,795 886 GX 2,607 2,167 Toyota U.S. July Vehicles Sales Lexus Division Top 5 Models

TOYOTA MOTOR CREDIT CORPORATION (TMCC) 1 FINANCIAL RESULTS • Our consolidated net income was $921 million in first quarter of fiscal 2022, compared to $374 million for the same period in fiscal 2021. The increase in net income for the first quarter of fiscal 2022, compared to the same period in fiscal 2021, was primarily due to a $262 million decrease in interest expense, a $244 million decrease in depreciation on operating leases, a $186 million decrease in provision for credit losses, and an $87 million increase in total financing revenues, partially offset by a $154 million increase in provision for income taxes, a $39 million increase in operating and administrative expense, and a $33 million increase in voluntary protection contract expenses and insurance losses. • We recorded a benefit for credit losses of $3 million for the first quarter of fiscal 2022, compared to a provision for credit losses of $183 million for the same period in fiscal 2021. The decrease in the provision for credit losses for the first quarter of fiscal 2022, compared to the same period in fiscal 2021, was primarily due to a decrease in expected credit losses in response to improvements in the macroeconomic forecast. In the first quarter of fiscal 2021, we increased the expected credit losses for our retail loan portfolio due to a decline in economic conditions caused by the COVID - 19 pandemic and the restrictions designed to slow the spread of COVID - 19, which resulted in stay - at - home orders, increased unemployment, and decreased consumer spending. • Net charge - offs as a percentage of average finance receivables for first quarter of fiscal 2022 decreased to 0.19% at June 30, 2021 from 0.32% at June 30, 2020, and our average finance receivables loss severity per unit for the first quarter of fiscal 2022 decreased to $8,417 from $10,129 in the first quarter of fiscal 2021, primarily due to higher average used vehicle values, which reduced net charge - offs and loss per unit. 1 See TMCC financials at https:// www.toyotafinancial.com/us/en/investor_relations/sec_filings.html 2 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 7 billion to $ 17 . 9 billion during the first quarter of fiscal 2022 , with an average outstanding balance of $ 17 . 1 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC) . TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - owned subsidiary of TFSC . ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR . LET’S GO PLACES In June 2021, TMCC issued its latest Asset - Backed Green Bond, reinforcing the company’s longstanding commitment to the sale of environmentally friendly vehicles. The Green Bond program is unique in the auto industry and enhances Toyota’s reputation for leadership in vehicle electrification and alternative powertrains. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . Total financing revenues Income before income taxes Net Income $2 , 91 2 487 374 $2 , 99 9 1,188 921 Debt - to - Equity Ratio 7.3x 6.6x U.S. dollars in millions TMCC Financial Performance Q1 FY21 Q1 FY22 Units In Thousands Units in Thousands 25 .0 17 .0 63 .3 67 .5 19.0 25.0 $0 $ 2 0 $ 4 0 $ 6 0 $ 8 0 $ 1 0 0 Q1 FY21 Q1 FY22 Amount ($billions) TMCC Consolidated Financial $120 Liabilities (Face Value) S e cu r ed notes & loans payable Unsecured notes & loans payable C o mm erc i al Paper TMCC - Market Share 2 Q1 FY21 Q1 FY22 Q1 FY21 64.3% Q1 FY22 55.9% TMCC - Toyota U.S. Contracts Subvened Q1 FY21 Q1 FY22 150 101 100 79 54 61 50 22 6 0 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s TMCC - Vehicle Financing Volume Q1 FY21 Q1 FY22 300 200 192 154 161 126 102 83 100 0 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s Net Charge - offs as a Percentage of Average Finance Receivables 0.50% 0.32% 0.32% 0.25% 0.19% 0.00% Q1 FY20 Q1 FY21 Q1 FY22